UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation

Current Report on Form 8-K

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On June 19, 2017, Regis Corporation (the “Company”) announced the appointment of Andrew H. Lacko as Executive Vice President and Chief Financial Officer, effective July 1, 2017. Mr. Lacko will replace Michael Pomeroy, who has served as Interim Chief Financial Officer since February 1, 2017.

Mr. Lacko, 47, currently serves as Senior Vice President, Global Financial Planning, Analysis and Corporate Development, of Hertz Global Holdings, Inc., a global care and equipment rental company, a position he has held since 2015. Prior to that, he served as Vice President, Financial Planning & Analysis of Hertz Global Holdings beginning in 2014. Before joining Hertz, Mr. Lacko served as Senior Director and Interim Head of Investor Relations from 2008 to 2011, and then Senior Director, eCommerce and Shared Services Financial Planning and Analysis from 2011 to 2013, at Best Buy Co., Inc., a consumer electronics retailer. Mr. Lacko previously held various financial leadership positions at Northwest Airlines and UnitedHealth Group. Mr. Lacko is not a party to any related party transactions with the Company, and there are no family relationships between Mr. Lacko and any director or executive officer of the Company.

The Compensation Committee has approved the material terms of the compensation for Mr. Lacko. He will be entitled to an annual base salary of $495,000, a target annual bonus opportunity of 60% of his annual base salary (with annual awards beginning in fiscal 2018), and annual target long-term incentives valued at $400,000 (with annual grants beginning in fiscal 2018). In addition, he will receive a sign-on bonus of $125,000, a sign-on equity award of restricted stock units valued at $350,000, reimbursement of moving expenses up to $50,000, and reimbursement of the real estate commissions in connection with the sale of his home of up to $50,000 if he sells his home within the first year of his employment with the Company.

Mr. Lacko’s initial restricted stock unit award will vest as to one-third of the shares on each of the first three anniversaries of the date of grant in accordance with the general terms of the restricted stock awards the Company grants to employees as part of their annual long-term incentive awards. The restricted stock units will be granted pursuant to the employment inducement exception of the NYSE rules.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: June 20, 2017	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary